UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2005

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32249	14-1855759

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 784-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations & Financial Condition.

In a press release, dated March 3, 2005 Dex Media, Inc. reported its financial results for the three months and full year ended December 31, 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document Description
99.1	Press Release, Dated March 3, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.
(Registrant)
Date	March 3, 2005

/s/ ROBERT M. NEUMEISTER, JR.

(Signature)
		Name:	Robert M. Neumeister, Jr.
		Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, Dated March 3, 2005